                                                                    Exhibit 23.2


                              ARTHUR ANDERSEN LLP




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 22, 2001 included in Ceradyne, Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                    /s/ ARTHUR ANDERSEN LLP

Orange County, California
March 26, 2001